UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

Miller/Howard High Income Equity Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Explanatory Note

Explanatory NoteThis amended definitive proxy statement (the "Amended Proxy Statement") is being filed to amend and restate in its entirety the Definitive Proxy Statement on Schedule 14A previously filed by Miller/Howard High Income Equity Fund (the “Fund”) on August 23, 2018 (the "Original Filing"). The Fund is filing this Amended Proxy Statement solely to update and include certain bracketed information. No other changes have been made to the Original Filing. The Fund will distribute and make available to its shareholders this revised definitive proxy statement in lieu of the original definitive proxy statement.

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Miller/Howard High Income Equity Fund
(the “Fund”)

August 23, 2018

Dear Shareholders:

The enclosed proxy statement (“Proxy Statement”) discusses two (2) proposals to be voted upon by shareholders (the “Shareholders”) of Miller/Howard High Income Equity Fund (the “Fund”): (i) to approve a new investment advisory agreement (the “New Agreement”), between the Fund and Miller/Howard Investments, Inc. (“Miller/Howard” or the “Adviser”), the investment adviser to the Fund; and (ii) to elect two (2) Trustees of the Fund. Please review the Proxy Statement and cast your vote on each of the proposals. After consideration of each of the proposals, the Board of Trustees of the Fund (the “Board of Trustees”) has unanimously approved each proposal. The Board of Trustees recommends that you vote FOR each proposal.

Under the New Agreement, Miller/Howard will continue to provide investment advisory services to the Fund pursuant to the same terms and for the same fees that are in effect under the current investment advisory agreement, dated November 1, 2014 (the “Current Agreement”), between the Fund and Miller/Howard. The investment advisory personnel who currently manage the Fund are expected to continue to do so. As discussed in more detail in the enclosed Proxy Statement, the shareholders of Miller/Howard intend to sell 100% of their equity interests in Miller/Howard to an employee stock ownership plan (the “ESOP”) for the benefit of Miller/Howard employees. This sale (the “ESOP Conversion”) could be deemed to constitute a change of control of Miller/Howard, which would cause the Current Agreement to terminate by its terms. Miller/Howard currently expects to complete the sale via the ESOP in 2018. Therefore, to provide for continuity in the operation of the Fund, you are being asked to approve the New Agreement. In the event that Shareholders of the Fund do not approve the New Agreement, the Board of Trustees will determine what further action, if any, to take.

The ESOP Conversion and each proposal are discussed in greater detail in the enclosed Proxy Statement. The ESOP Conversion will NOT change the name of the Fund, alter the number of shares you own of the Fund, alter the Fund’s investment objective or cause a change to the advisory fees charged to the Fund.

At the annual meeting, Shareholders will also vote to elect two (2) Trustees of the Fund, Charles I. Leone and Lowell G. Miller, who have been nominated by the Board of Trustees.

The Board of Trustees recommends that you vote FOR each proposal.

Your vote is important no matter how many shares you own. The proxy documents explain the proposals in detail, and we encourage you to review them. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it/them promptly in the enclosed return envelope, or help save time and postage costs by calling toll-free at the number listed on the enclosed proxy card and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If we do not hear from you, our proxy solicitor, AST Fund Solutions, LLC (“AST”), may contact you. This will ensure that your vote is counted even if you cannot attend the annual meeting in person. If you have any questions about the proposals or the voting instructions, please call AST at 1-800-714-3306.

Very truly yours,

Lowell G. Miller
President

Miller/Howard High Income Equity Fund

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Miller/Howard High Income Equity Fund
(the “Fund”)
10 Dixon Avenue
Woodstock, NY 12498

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

August 23, 2018

To the Shareholders of the Fund:

Notice is hereby given that an Annual Meeting of Shareholders (the “Meeting”) of the Fund will be held at the offices of Miller/Howard Investments, Inc., 10 Dixon Avenue, Woodstock, NY 12498, on October 16, 2018 at 2:00 p.m. (Eastern Time), for the following purposes:

Proposal 1	To approve a new investment advisory agreement between the Fund and Miller/Howard Investments, Inc.

Proposal 2	To elect two (2) Class III Trustees to the Board of Trustees of the Fund to serve a three (3) year term expiring in 2021; and

Proposal 3	To transact other such business as may properly come before the Meeting or any postponements or adjournments thereof.

The Board of Trustees of the Fund recommends that you vote FOR each of the proposals.

The proposals to approve a new investment advisory agreement and elect the Trustees are discussed in greater detail in the attached Proxy Statement.

The close of business on August 17, 2018 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees of:
Miller/Howard High Income Equity Fund

Dana C. Troxell, Jr.
Secretary

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Miller/Howard High Income Equity Fund
(the “Fund”)
10 Dixon Avenue
Woodstock, NY 12498

ANNUAL MEETING OF SHAREHOLDERS

To Be Held October 16, 2018

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Fund for use at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on October 16, 2018, at 2:00 p.m. (Eastern Time), at Miller/Howard Investments, Inc. (“Miller/Howard” or the “Adviser”), 10 Dixon Avenue, Woodstock, NY 12498, and at any postponements or adjournments thereof. Shareholders of the Fund will meet and vote at the Meeting as to the proposals described herein. The Notice of the Meeting and the Proxy Statement with the accompanying proxy card will be mailed to shareholders on or about August 24, 2018.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available free of charge on the Fund’s website at www.hiefund.com.

Other Methods of Proxy Solicitation

In addition to the solicitation of proxies by mail, officers and employees of Miller/Howard, U.S. Bancorp Fund Services LLC (“US Bancorp”), the Fund’s administrator and American Stock Transfer & Trust Company, LLC, the Fund’s transfer agent, may also solicit proxies by telephone, or in person and will not receive any compensation therefor from the Fund. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Adviser or an affiliate. The Adviser or an affiliate will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s Shares (as defined below). The Fund has engaged AST Fund Solutions, LLC (“AST”) for tabulation of proxies.

The Fund’s most recent annual and semi-annual reports, including audited financial statements have previously been mailed to Shareholders. The Fund will furnish the Fund’s most recent annual and semi-annual reports to any shareholder upon request, without charge. Shareholders may request the Fund’s most recent annual and semi-annual reports by writing to the Fund at Miller/Howard High Income Equity Fund, P.O. Box 549, Woodstock, NY 12498 or calling the Fund at 1-845-679-9166, or via the Internet at www.hiefund.com.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting and has not been revoked, the Shares represented thereby will be voted “FOR” the proposals listed in the Notice, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting or any postponements or adjournments thereof. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

The holders of one third of the Shares entitled to vote on any matter at the Meeting present in person or by proxy shall constitute a quorum at the Meeting for purposes of conducting business. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve any of the proposed items are not received, the chair of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment, if proposed by the chair of the Meeting, will require the approval of the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

Approval of the new investment advisory agreement (the “New Agreement”) requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the Investment Company Act of 1940 (the “1940 Act”), means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The election of the nominees for Trustees of the Fund requires the affirmative vote of the holders of a plurality of the votes cast by the holders of Shares represented at the Meeting, if a quorum is present.

The close of business on August 17, 2018, has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Fund’s Meeting and all postponements or adjournments thereof.

The Fund has one class of common shares (“common shares”) of beneficial interest, par value $0.001 (the “Shares”). The holders of Shares are each entitled to one vote for each full Share and an appropriate fraction of a vote for each fractional Share held on such matters where such respective Shares are entitled to be cast. As of the Record Date, there were 14,189,011.602 Shares outstanding.

In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

PROPOSAL 1:

APPROVAL OF A NEW INVESTMENT

ADVISORY AGREEMENT

Shareholders of the Fund are asked to vote to approve the New Agreement, between the Fund and Miller/Howard. Under the New Agreement, Miller/Howard will continue to provide investment advisory services to the Fund pursuant to the same terms and for the same fees that are in effect under the current investment advisory agreement, dated November 1, 2014 (the “Current Agreement”), between the Fund and Miller/Howard. The investment advisory personnel who currently manage the Fund are expected to continue to do so. As discussed in more detail below, the shareholders of Miller/Howard intend to sell 100% of their equity interests in Miller/Howard to an employee stock ownership plan (the “ESOP”) for the benefit of Miller/Howard employees. For this purpose, the employees of Miller/Howard are represented by an institutional trustee sophisticated in these matters. This sale (the “ESOP Conversion”) could be deemed to constitute a change of control of Miller/Howard, which would cause the Current Agreement to terminate by its terms. Miller/Howard currently expects to complete the sale via the ESOP in 2018.

Miller/Howard is the investment adviser of the Fund, with responsibility for the overall management of the Fund. Miller/Howard manages the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight of the Board. Miller/Howard is responsible for investment decisions, and provides the Fund with portfolio managers to execute purchases and sales of securities.  As part of its succession planning initiatives, Miller/Howard determined to implement the ESOP as a means to transition its ownership over a broader base of its employees. To effectuate the ESOP Conversion, Miller/Howard will first borrow a portion of the ESOP Conversion’s purchase price from a lender and then, in turn, lend that amount to the ESOP. The ESOP will then purchase 100% of Miller/Howard’s shares in exchange for cash received from the loan and certain promissory notes between the ESOP and Miller/Howard’s former owners (collectively, these obligations are referred to herein as the “Notes”). Miller/Howard and the ESOP will then consolidate the outstanding debt so that Miller/Howard is the obligor on the Notes and the ESOP is indebted to Miller/Howard in an amount approximately equal to the size of the overall ESOP Conversion. Over time, the ESOP will allocate shares of Miller/Howard that it owns to the employees of Miller/Howard as the ESOP debt is paid. The structure of the ESOP carries with it certain tax benefits that may assist Miller/Howard in retiring the bank debt and the Notes. Miller/Howard believes that the ESOP is the most effective and efficient strategy to achieve their succession planning objectives. The senior personnel and the investment advisory personnel of Miller/Howard are not expected to change and the investment advisory personnel who currently manage the Fund are expected to continue to do so.

The Fund is subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which effectively provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an investment adviser. Such a transfer is often referred to as a “Change of Control Event.” The ESOP Conversion could be deemed to be a Change of Control Event, because a controlling block of outstanding voting securities of Miller/Howard would be transferred to the ESOP. Therefore, the transfer of the outstanding voting securities of Miller/Howard into the ESOP pursuant to the ESOP Conversion could be deemed to terminate the Current Agreement. In order to allow the existing advisory services provided by Miller/Howard to continue after the ESOP Conversion, Shareholders of the Fund are being asked to approve the New Agreement. In the event that shareholders of the Fund do not approve the New Agreement, the Board of Trustees will determine what further action, if any, to take.

Comparison of the New Agreement and the Current Agreement

The description below of the New Agreement is qualified in its entirety by reference to a copy of the form of the New Agreement included in Exhibit A. The New Agreement is materially identical to the Current Agreement, except for the effective date and duration provisions.

No changes to the fee schedule for either Fund will be implemented in connection with the New Agreement. Under both the Current Agreement and New Agreement, the Fund pays and would pay to the Investment Adviser at the end of each calendar month a management fee at the annual rate of 1.00% of the Fund’s Average Weekly Managed Assets. “Average Weekly Managed Assets” with respect to a particular month means the average of the values of each weekly calculation of the Managed Assets of the Fund that takes place as of any date during that month. “Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies. For the fiscal year ended October 31, 2017, Miller/Howard received $2,110,162 in management fees from the Fund.

No changes to the services that are provided by Miller/Howard as specified under the Current Agreement will be implemented in connection with the New Agreement. Both the Current Agreement and the New Agreement appoint Miller/Howard to: (i) act as the investment adviser to the Fund; (ii) perform, or arrange for its affiliates or third-party vendors to perform, the services necessary for the investment operation of the Fund; and (iii) conduct a continual program of investment, evaluation, sale, and reinvestment of the Fund’s assets.

In addition, no changes will be implemented to the limitation of liabilities or indemnification provisions as specified under the Current Agreement in connection with the New Agreement. Both the Current Agreement and the New Agreement provide that Miller/Howard will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the respective agreement.

After an initial term until November 1, 2016, the Current Agreement provided that it would continue in full force and effect from year to year thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act. The New Agreement provides for the same terms with respect to term and continuation as the Current Agreement, except that the initial term of the New Agreement would be until two (2) years after the closing of the ESOP Conversion.

The Current Agreement provides that it may be terminated, without penalty, on sixty (60) days’ prior written notice by: (i) the Board; (ii) the vote of holders of a majority of the outstanding shares of the Fund; or (iii) the Adviser. The Current Agreement also provides that it would terminate automatically in the event of its assignment, except that to the extent consistent with the Investment Advisers Act of 1940, as amended, and the 1940 Act, without notice to, or consent of, the Fund, the Adviser may be reconstituted or reorganized into any other form of business entity. The New Agreement provides for the same terms with respect to termination as the Current Agreement.

The Current Agreement was last approved by the initial shareholder of the Fund prior to its commencement of operations on November 3, 2014, and was last approved by the Board at a meeting held on July 31, 2018. The New Agreement was approved by the Board at its meeting held on July 31, 2018.

Section 15(f) of the 1940 Act

The parties to the ESOP Conversion intend for the ESOP Conversion to come within the safe harbor provided by Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two (2) conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. Miller/Howard is not aware of any circumstances arising from the ESOP Conversion that might result in the imposition of an “unfair burden” on the Fund.

Second, during the three-year period after the ESOP Conversion, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Fund currently meets this requirement. The Fund will use its reasonable best efforts to ensure that at all times at least 75% of the Trustees are not “interested persons” (as defined in the 1940 Act) for the three-year period after the completion of the ESOP Conversion.

Board Approval and Recommendation

On July 31, 2018, the Board of Trustees, including the trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”), unanimously approved the New Agreement for the Fund and unanimously recommended that Shareholders of the Fund approve the New Agreement. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

The names and principal occupations of the principal executive officers and directors of Miller/Howard are listed below. The address of each principal executive officer and director of Miller/Howard is P.O. Box 549, Woodstock, NY 12498.

Name	Principal Occupation
Lowell G. Miller	Chief Investment Officer and Director, Miller/Howard
Helen Hamada	Director, Miller/Howard
Dana C. Troxell	President and Director, Miller/Howard
Luan Jenifer	Chief Operating Officer and Director, Miller/Howard
Brian Helhoski	Chief Financial Officer, Miller/Howard
Charles Atkins	Chief Compliance Officer, Miller/Howard
Greg Powell	Deputy Chief Investment Officer, Miller/Howard

Certain officers or Trustees of the Fund are officers, employees, directors, general partners or shareholders of Miller/Howard or its affiliates, as identified under “Proposal 2: Election of Class III Nominees to the Fund’s Board of Trustees – Additional Information about the Trustees, Nominees, and the Fund’s Officers.”

Required Vote

Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Board Considerations

At a Board Meeting held on July 31, 2018, the Board of Trustees of the Fund (the “Trustees”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”) unanimously approved a new Investment Advisory Agreement between the Fund and the Adviser (the “Agreement”).

In advance of the meeting, the Trustees requested and received extensive materials from the Adviser to assist them in considering the approval of the Agreement. The materials provided by the Adviser contained information including detailed comparative information relating to the performance, advisory fees and other expenses of the Fund.

The Board engaged in a detailed discussion of the materials with management of the Adviser. The Board then met in executive session with the counsel to the Independent Trustees for a full review of the materials. Following this session, the meeting reconvened and after further discussion the Board determined that the information presented provided a sufficient basis upon which to approve the Agreement.

Discussion of Factors Considered

In determining whether to approve the Agreement, the Trustees, including all of the Independent Trustees, during the course of the Board Meetings held on July 31, 2018 reviewed and considered, among other items: (1) a review of the Trustee’ fiduciary duties and responsibilities and the factors the Trustees should consider in evaluating the Agreement; (2) information regarding the investment performance of the Fund and performance information for the Fund’s relevant peer group; (3) information comparing the Fund’s Advisory fees and expenses to those of its relevant peer group, including factors particular to the Fund; (4) the Adviser’s complete Form ADV; (5) information concerning the Adviser’s financial condition including the Adviser’s most recent audited financial statements and certain pro forma financial information, business operations, portfolio management teams, and succession planning; (6) the Adviser’s representations and information it provided related to the proposed ESOP Conversion; and (7) presentations by representatives of the Adviser describing (i) the nature, extent and quality of the Adviser’s services to be provided to the Fund; (ii) the experience and qualifications of the personnel providing those services; (iii) the Adviser’s performance information for other Adviser products; (iv) the Adviser’s assets under management and client descriptions; (v) the Adviser’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Advisory fee arrangements with the Fund and other clients advised by the Adviser; (vii) compliance program information; (viii) the Adviser’s financial information and profitability analysis related to providing service to the Fund; (ix) fees and other benefits; (x) methodologies to allocate securities among the Fund and Miller/Howard’s other clients; (xi) litigation; (xii) breakpoints; and (xiii) the extent to which economies of scale are relevant to the Fund. In determining whether to approve the Agreement, the Trustees, including the Independent Trustees, reviewed and considered the materials presented at the meeting. The Trustees discussed the materials and the Adviser’s presentations and deliberated on the approval of the Agreement in light of this information. In their deliberations, the Trustees did not focus on any single piece of information that was all-important or controlling.

The Board reviewed the Fund’s investment performance, return volatility and portfolio composition and discussed with the Adviser the Adviser’s strategies to maximize returns consistent with the Fund’s investment objectives. Regarding the investment performance of the Fund versus the Fund’s peer group, it was noted that the Fund underperformed the peer group median based on net asset value returns for the 9-month and 1- and 3-year periods ended June 30, 2018 but that the more recent performance for the 3- and 6-month periods had been above the peer group median. The Adviser stated that in its view it is not practicable to find a meaningful peer group, noting the differences between the Fund and its peers, particularly the Fund’s high dividend yield versus its peers. Regarding the Fund’s advisory fees and expenses as compared to those of its peer group, it was noted that the Fund’s 1.00% advisory fee is at the peer group median while total Fund expenses were higher than the peer group median. The Adviser stated that the peer group has some significantly larger funds which affects the comparison. The Board considered the effect of the ESOP Conversion and noted that the ESOP Conversion was not expected to impact the services provided by the Adviser to the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Adviser to the Fund are appropriate and consistent with the terms of the Agreement and the Fund’s investment objectives, that the quality of those services are anticipated to be consistent with industry norms and that the Fund is likely to benefit from the Adviser’s management of the Fund’s investment program.

The Board also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and have the ability to attract and retain qualified investment personnel.

The Board considered the anticipated costs of the services provided by the Adviser, and the compensation and benefits received by the Adviser in providing services to the Fund. The Board reviewed the financial statements of the Adviser. In addition, the Board considered any direct or indirect revenues which may be received by the Adviser and its affiliates. The Board concluded that the anticipated fees and profits to be derived from the Adviser’s relationship with the Fund in light of the Fund’s expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment managers for managing comparable funds. The Board reviewed a report on comparable funds’ fees, expenses and investment performance that was prepared by an independent third-party data service provider. The Board also concluded that the overall expense ratio of the Fund was reasonable, taking into account the projected size of the Fund and the quality of services provided by the Adviser. The Board considered that the ESOP Conversion was not expected to have any impact on the expenses of the Fund or the fees paid to the Adviser by the Fund.

The Board considered the extent to which economies of scale were expected to be realized relative to fee levels as the Fund’s assets grow. In addition, the Board believed that economies of scale would be less relevant for the Fund until the Fund was able to achieve a greater level of assets under management.

The Board considered all factors and no single factor alone was deemed dispositive. After further discussion the Board determined that the information presented provided a sufficient basis upon which to approve the Agreement.

Conclusion

After receiving full disclosure of relevant information of the type described above, the Board of Trustees concluded that the compensation and other terms of the Agreement were reasonable and unanimously approved the Agreement.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 1.

PROPOSAL 2:
ELECTION OF CLASS III NOMINEES
TO THE FUND’S BOARD OF TRUSTEES

Election of Class III Nominees (“Nominees”) for the Fund’s Board of Trustees (the “Board”)

The Fund’s Board is currently comprised of four (4) Trustees, three (3) of whom are not “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”) (the “Independent Trustees”): Lowell G. Miller, Roger Conrad, James E. Hillman and Charles I. Leone. Each Trustee was appointed to the Board by the Fund’s sole initial shareholder. Mr. Conrad and Mr. Hillman, Class II Trustees, were elected by shareholders at the February 2017 annual meeting of shareholders. At a meeting of the Board held on July 31, 2018, the Board, upon the recommendation of the Board’s Nominating Committee, determined to submit to a vote of shareholders the election of Charles I. Leone and Lowell G. Miller as Trustees of the Fund. If elected by shareholders at the Meeting, Mr. Leone and Mr. Miller will hold office for a three-year term. Mr. Miller is an interested person of the Fund.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of Charles I. Leone and Lowell G. Miller. Mr. Leone and Mr. Miller have both indicated their consent to serve as Trustees if approved by shareholders at the Meeting. If Mr. Leone or Mr. Miller declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

The Fund’s Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.

The current Trustees of the Fund know of no reason why Mr. Leone or Mr. Miller would be unable to serve.

Trustee Qualifications

All Trustees are expected to demonstrate various personal characteristics appropriate to their position, such as the exercise of professional care and business judgment, working cohesively with others while still advocating competing viewpoints, critical analysis, and the like. All Trustees also are expected to meet the necessary time commitments for service on the Board. The Nominating Committee and the Board generally views each Trustee appointment or nomination in the context of the Board’s overall composition and considers each Trustee’s individual professional experience and service on other boards of trustees, as well as his or her current and prior roles (such as committee service) on the Board.

Information about the Nominees’ and each Trustee’s Experience

Provided below is a brief summary of the specific experience, qualifications, attributes or skills of Mr. Leone and Mr. Miller that warrant their consideration as Nominees for the Fund’s Board.

Mr. Leone is an experienced accounting/financial, administrative and operational executive in the financial services industry. Mr. Leone’s experience includes private and public funds, including closed-end funds, alternatives, mutual funds, UITs, managed accounts and CMOs. He has worked in public accounting servicing clients that included investment companies and has worked with investment managers of mutual funds and hedge funds, and administrators of alternative investments. Mr. Leone has held the positions of Chief Financial Officer, Chief Operating Officer and Chief Compliance Officer for various firms over his career. Mr. Leone is a Certified Public Accountant and a Chartered Global Management Accountant.

Mr. Miller holds a BA degree in Philosophy from Sarah Lawrence College, and a Juris Doctor degree from New York University School of Law. He began his studies of the securities markets while still an undergraduate, and has continuously pursued the notion of disciplined investment strategies for over 35 years. Mr. Miller is the author of three critically acclaimed books on investing, including The Single Best Investment: Creating Wealth with Dividend Growth (Print Project, 2nd Edition, 2006). He has also written on financial subjects for The New York Times Magazine, was a featured guest on Louis Rukeyser’s Wall $treet Week and Bloomberg TV, and is often quoted in such financial media as The Wall Street Journal, Dow Jones Newswires, Bloomberg, and Barron’s. Mr. Miller is the Chief Investment Officer & Director of Research of Miller/Howard Investments, Inc., the firm he started 30 years ago. Miller/Howard Investments focuses on income-producing equities. The emphasis is on high-quality stocks with high dividend or distribution yield and strong dividend growth offering the opportunity for capital appreciation, current income, and growth of income. The firm has managed portfolios for major institutions and individuals for over two decades.

Biographical descriptions of the Trustees and the Nominees are set forth below.

Nominees

Charles I. Leone: Since 2015, CFO and CCO of Oribel Capital Management, L.P. and related affiliates; from 2012 to 2015, CFO and CCO, Taurasi Capital Management LLC and Taurasi Capital GP LLC; prior to 2012, CFO and COO, CACEIS (USA) Inc. Mr. Leone has a B.S. degree from the School of Professional Accountancy, C.W. Post Center of Long Island University; and is a Certified Public Accountant and a Chartered Global Management Accountant.

Lowell G. Miller: Chairman of the Board and President of the Fund. He is the founder and Chief Investment Officer of Miller/Howard Investments, Inc., the investment adviser to the Fund. Mr. Miller holds an undergraduate degree from Sarah Lawrence College and a Juris Doctor from New York University School of Law.

Other Trustees

Roger Conrad: Managing Director and Editor, Capitalist Times LLC; Managing Director, Halcyon Capital LLC; prior to January 2014, Investment Manager and Investment Committee Member, Leeb Capital Management; prior to April 2013, Editor, Investing Daily.

James E. Hillman: CFO and Treasurer, Notre Dame School; Former Director and PFO, Bank of America Merrill Lynch 2006-2011. Mr. Hillman has a B.S. degree from Fordham University. Mr. Hillman is Certified Public Accountant.

Additional Information about the Trustees, Nominees and the Fund’s Officers

Set forth in the table below are the Nominees, Trustees and officers of the Fund, as well as their age, information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

Trustees/Nominees of the Fund

Name, Age and Address(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee/Nominee(2)	Other Directorships Held by Trustee/Nominee(3)
Independent Trustees/Nominees
Roger Conrad (57)	Class II Trustee	Since September 2014; term expires 2020	Managing Director and Editor, Capitalist Times LLC; Managing Director, Halcyon Capital LLC; prior to January 2014, Investment Manager and Investment Committee Member, Leeb Capital Management; prior to April, 2013, Editor, Investing Daily.	4	None
Charles I. Leone (57)	Class III Trustee, Nominee	Since September 2014; term expires 2018	CFO and CCO of Oribel Capital Management, L.P. and related affiliates; CFO and CCO, Taurasi Capital Management LLC and Taurasi Capital GP LLC, 2012-2015; prior to 2012 CFO and COO, CACEIS (USA) Inc.	4	None

James E. Hillman (61)	Class II Trustee and Lead Independent Trustee	Since September 2014; term expires 2020	CFO and Treasurer, Notre Dame School; former Director and PFO Bank of America Merrill Lynch (2006-2011)	4	Value Line Mid Cap Focused Fund, Inc.
Value Line Income and Growth Fund, Inc.
Value Line Premier Growth Fund, Inc.
Value Line Larger Companies Focused Fund, Inc.
Value Line Centurion Fund, Inc.
The Value Line Tax Exempt Fund, Inc.
Value Line Core Bond Fund
Value Line Small Cap Opportunities Fund, Inc.
Value Line Asset Allocation Fund, Inc.
Value Line Funds Investment Trust
Value Line Defensive Strategies Fund
Value Line Funds Variable Trust
Value Line Strategic Asset Management Trust
Value Line VIP Equity Advantage Fund
Interested Trustee/Nominee
Lowell G. Miller* (70)	Class III Trustee, Chairman and President, Nominee	Since September 2014; term expires 2018	Chief Investment Officer, Miller/Howard Investments, Inc.; Chief Investment Officer and President of MHI Funds, LLC; Chairman and President of the Board, Miller/Howard Funds Trust	4	None

*	Mr. Miller is considered an “Interested Trustee” because he is Chief Investment Officer of the Adviser.

(1)	Each Trustee may be contacted by writing to Miller/Howard High Income Equity Fund, P.O. Box 549, Woodstock, NY 12498.

(2)	The Fund Complex is comprised of the Fund and three open-end investment companies in the Miller/Howard Funds Trust.

(3)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (i.e., “public companies”) or other investment companies registered under the 1940 Act.

No Trustee or Nominee who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Officers of the Fund

Name, Age and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Lowell G. Miller (70) Miller/Howard Investments, Inc. 10 Dixon Avenue Woodstock, NY 12498	President, Chairman of the Board	Since September 2014	Chief Investment Officer and formerly President of Miller/Howard Investments, Inc.; Chief Investment Officer and President of MHI Funds, LLC; Chairman of the Board and President, Miller/Howard Funds Trust
Dana C. Troxell, Jr. (56) Miller/Howard Investments, Inc. 10 Dixon Avenue Woodstock, NY 12498	Secretary	Since April 2018	President, Miller/Howard Investments, Inc. (since 2014); Managing Director Angelo, Gordon & Co. (2004 – 2011)
Charles Atkins (43) Miller/Howard Investments, Inc. 10 Dixon Avenue Woodstock, NY 12498	Chief Compliance Officer	Since May 2018	Director of Performance and Analytics, Miller/Howard Investments, Inc., Equity Trading Compliance (since 2012)
Paul Brook (65) Miller/Howard Investments, Inc. 10 Dixon Avenue Woodstock, NY 12498	Chief Financial Officer	Since September 2015	Chief Financial Officer and previously Chief Compliance Officer of Miller/Howard Investments, Inc.; Chief Financial Officer MHI Funds, LLC and Miller/Howard Funds Trust; prior to 2015, Principal of Compliance Solutions Associates
John E. Leslie III (58) Miller/Howard Investments, Inc. 10 Dixon Avenue Woodstock, NY 12498	Vice President	Since September 2014	Portfolio Manager/Research Analyst of Miller/Howard Investments, Inc.; Vice President of Miller/Howard Funds Trust

Compensation of Trustees

Each Trustee who is not an employee or officer of the Adviser is compensated by an annual retainer and meeting fees. The table below sets forth the compensation structure for the Independent Trustees of the Fund:

Retainer	$25,000
Audit Committee Meeting Fee	$1,000
Nominating Committee Meeting Fee	$1,000
Chairman of Audit Committee annual fee	$5,000
Chairman of Nominating Committee annual fee	$2,500
Lead Trustee Annual Fee	$10,000

The following is the total compensation paid to the Trustees/Nominee during the fiscal year ended October 31, 2017:

Name of Trustee/Nominee	Aggregate Compensation From the Fund(1)
Interested Trustee/Nominee:
Lowell G. Miller(2)	$0
Independent Trustees/Nominees:
Roger Conrad	$31,500
James E. Hillman	$39,000
Charles I. Leone	$34,000

(1)	Includes all amounts paid for serving as Trustee of the Fund, as well as serving as Lead Independent Trustee or member of a committee.

(2)	Mr. Miller, as Interested Trustee, is not compensated by the Fund or the Fund Complex for his services.

The Fund’s Board met 4 times during the fiscal year ended October 31, 2017. Each Trustee then serving in such capacity attended at least 75% of the meetings of the Board and of any Committee of which he or she is a member.

Board Committees

In addition to serving on the Board, the Independent Trustees also serve on the following committees which have been established by the Board to handle certain designated responsibilities. The Board has designated a chairman of each committee. The Board may establish additional committees, change the membership of any committee, fill all vacancies, and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Fund’s best interest.

Audit Committee. The members of the Fund’s Audit Committee are Charles I. Leone, Roger Conrad and James E. Hillman, each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. Charles I. Leone serves as chairman of the Fund’s Audit Committee. The Board has determined that Mr. Leone and Mr. Hillman are “audit committee financial experts” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The Fund’s Audit Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Audit Committee’s charter is attached hereto as Appendix A. The Audit Committee is responsible for selecting, engaging and discharging the Fund’s independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Fund’s independent registered public accounting firm, approving professional services provided by the Fund’s independent registered public accounting firm (including compensation therefor), reviewing the independence of the Fund’s independent registered public accounting firm and reviewing the adequacy of the Fund’s internal controls over financial reporting.

The Fund’s Audit Committee met 2 times during the fiscal year ended October 31, 2017. None of the members of the Audit Committee is an “interested person” of the Fund.

Nominating Committee. The members of the Fund’s Nominating Committee are Charles I. Leone, Roger Conrad, and James E. Hillman, each of whom meets the independence standards established by the SEC for governance committees and is independent for purposes of the 1940 Act. Roger Conrad serves as chairman of the Fund’s Nominating Committee. The Fund’s Nominating Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Nominating Committee’s charter is attached hereto as Appendix B. The Nominating Committee is responsible for selecting, researching, and nominating trustees for election by shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and Fund management. The Nominating Committee will consider proposed nominations for trustees by shareholders who have sent nominations (which include the biographical information and the qualifications of the proposed nominee) to the President of the Fund, as the Nominating Committee deems appropriate.

The Fund’s Nominating Committee met 2 times during the fiscal year ended October 31, 2017. None of the members of the Nominating Committee is an “interested person” of the Fund.

Board Leadership Structure

The Board is currently composed of four (4) Trustees, three (3) of whom are Independent Trustees. The Fund’s business and affairs are managed under the direction of its Board. Among other things, the Board sets broad policies for the Fund and approves the appointment of the Fund’s Administrator and officers. The role of the Board, and of any individual Trustee, is one of oversight and not of management of the Fund’s day-to-day affairs.

Under the Fund’s By-Laws, the Board may designate one (1) of the Trustees as chair to preside over meetings of the Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the Board. The Board has a lead Independent Trustee and has determined that the compositions of the Audit Committee and the Nominating Committee are appropriate means to address any potential conflicts of interest that may arise. The Board believes that flexibility to determine its chairman and to recognize its leadership structure is in the best interests of the Fund and its shareholders at this time.

All of the Independent Trustees play an active role on the Board. The Independent Trustees comprise 75% of the Board and are closely involved in all material deliberations related to the Fund. The Board believes that, with these practices, each Independent Trustee has an equal involvement in the actions and oversight role of the Board and equal accountability to the Fund and its shareholders. The Independent Trustees are expected to meet separately (i) as part of each regular Board meeting and (ii) with the Fund’s chief compliance officer, during at least one (1) Board meeting each year.

The Board believes that its leadership structure is the optimal structure for the Fund at this time. The Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Fund.

Board Role in Risk Oversight

The Trustees meet periodically throughout the year to discuss and consider matters concerning the Fund and to oversee the Fund’s activities, including its investment performance, compliance program and risks associated with its activities. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). The Board implements its risk oversight function both as a whole and through its committees. The Board has adopted, and periodically reviews policies and procedures designed to address risks associated with the Fund’s activities. In the course of providing oversight, the Board and its committees will receive reports on the Fund’s and the Adviser’s activities, including reports regarding the Fund’s investment portfolio and financial accounting and reporting. The Board also receives a quarterly report from the Fund’s chief compliance officer, who reports on the Fund’s compliance with the federal and state securities laws and its internal compliance policies and procedures as well as those of the Adviser, Administrator and transfer agent. The Audit Committee’s meetings with the Fund’s independent registered public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with the Adviser to receive reports regarding the Fund’s operations, including reports on certain investment and operational risks, and the Independent Trustees communicate directly with senior members of Fund management.

The Board believes that this role in risk oversight is appropriate. The Board believes that the Fund has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Fund, the Adviser and the Fund’s other service providers.

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustees) and by sending the communication to either the Fund’s office or directly to such Trustee(s) at the address specified for such Trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Codes of Ethics

The Fund and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements. You may read and copy these codes of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the codes of ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549.

Audit Committee Reports

The Audit Committee acts according to an Audit Committee charter. Charles I. Leone serves as Chairman of the Audit Committee of the Fund’s Board. The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities relating to accounting and financial reporting policies and practices of the Fund, including, but not limited to, the adequacy of the Fund’s accounting and financial reporting processes, policies and practices; the integrity of the Fund’s financial statements; the adequacy of the Fund’s overall system of internal controls; legal and regulatory matters presented by legal counsel and the Fund’s independent auditors that may have a material impact on the Fund’s financial statements; the qualification and independence of the Fund’s independent registered public accounting firm; and the review of the report required to be included in the Fund’s annual proxy statement by the rules of the SEC. The Audit Committee is also required to prepare an audit committee report to be included in the Fund’s annual proxy statement as required by Item 407(d)(3)(i) of Regulation S-K. The Audit Committee operates pursuant to a charter that was most recently reviewed and approved by the Fund’s Board on September 11, 2017. A copy of the Audit Committee’s charter is attached hereto as Appendix A. As set forth in the charter, the function of the Audit Committee is oversight; it is the responsibility of the Adviser to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent registered public accounting firm is ultimately accountable to the Fund’s Board and Audit Committee, as representatives of the Fund’s shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on December 11, 2017, the Audit Committee reviewed and discussed with management of the Fund and the independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), the audited financial statements of the Fund as of and for the fiscal year ended October 31, 2017, and discussed the audit of such financial statements with the independent registered public accounting firm.

The Audit Committee has: (a) reviewed and discussed the Fund’s audited financial statements with the management of the Fund; (b) discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, of the Public Company Accounting Oversight Board (“PCAOB”), Communications with Audit Committees, and Rule 2-07 of SEC regulation S-X; (c) received the written disclosures and the letter from the independent registered public accounting firm required by the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended October 31, 2017.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND’S BOARD OF TRUSTEES
Charles I. Leone, Audit Committee Chairman
Roger Conrad
James E. Hillman

Nominee/Trustee Beneficial Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee/Nominee in the Fund of the Miller/Howard High Income Equity Fund as of July 31, 2018:

Name of Trustee	Dollar Range of Equity Securities in Fund
Interested Trustee/Nominee
Lowell G. Miller*	Over $100,000
Independent Trustees/Nominees
Roger Conrad	$10,001 - $50,000
James E. Hillman	$10,001 - $50,000
Charles I. Leone*	$1 - $10,000

*	Nominees

As of July 31, 2018, the Nominees, Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of beneficial interest of the Fund.

Other Board Related Matters

The Fund does not require Trustees to attend its Annual Meeting of Shareholders.

Required Vote

The election of Mr. Charles I. Leone and Mr. Lowell G. Miller for Class III Trustees of the Fund requires the affirmative vote of the holders of a plurality of the votes cast by holders of shares of beneficial interest of the Fund represented at the Meeting, if a quorum is present.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 2.

GENERAL INFORMATION

Five Percent Shareholders

As of August 17, 2018, management knew of no persons or entities who owned beneficially 5% or more of the outstanding shares of beneficial interest of the Fund.

Additional Information

To request a copy of the Fund’s semi-annual report or annual report, without charge, please call 845-679-9166 or write to Miller/Howard High Income Equity Fund, P.O. Box 549, Woodstock, NY 12498.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte”), 555 East Wells Street, Suite 1400, Milwaukee, WI 53202, served as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ended October 31, 2017 and audited the Fund’s annual financial statements for the last fiscal year ending October 31, 2017. The Fund does not know of any direct financial or material indirect financial interest of Deloitte in the Fund. A representative of Deloitte will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Independent Auditor Fees

The chart below sets forth the aggregate fees for professional services rendered by Deloitte for services performed during each of the last two (2) fiscal years ended October 31, 2017 and breaks down these amounts by category of service:

	Fiscal year ended October 31, 2017	Fiscal year ended October 31, 2016
Audit Fees	$46,300	$55,403
Audit-Related Fees	69,700	0
Tax Fees	9,200	9,200
All Other Fees	0	0
Total	$125,200	$64,603

Audit Fees

Audit Fees are those fees for professional services provided by Deloitte for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. Additionally, audit fees can include comfort letters, statutory audits, consents and other services related to SEC matters.

Audit-Related Fees

Audit-Related Fees principally includes fees for assurance and related services by Deloitte that were reasonably related to the performance of the audit of the Fund’s financial statements and that were not reported under “Audit Fees.” There were no Audit-Related Fees billed to the Fund for the fiscal year ended October 31, 2016.

Tax Fees

Tax Fees primarily includes fees related to tax compliance services. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute and review amounts to be included in tax filings.

All Other Fees

All Other Fees includes fees for products and services provided by Deloitte other than those services reported in above under “Audit Fees,” “Audit Related Fees” and “Tax Fees.” There were no Other Fees billed to the Fund for the fiscal year ended October 31, 2016 and for the fiscal year ended October 31, 2017.

Pre-Approval Policies and Procedures

Per the Fund’s Audit Committee Charter, the Audit Committee shall pre-approve all audit services, audit-related services, tax services and other services provided by the Fund’s independent auditors. Additionally, the Committee shall receive and review specific representations from the Fund’s independent auditors with respect to the independence of such auditors, audit partner rotation, and conflicts of interest described in Section 10A(1) of the Securities Exchange Act of 1934, and to consider whether the provisions of any non-audit services by the independent auditors is compatible with maintaining the independence of those auditors.

All hours spent on the audit of the Fund for the fiscal year ended October 31, 2017 were spent by the principal accountant’s full-time employees. Additionally, the aggregate non-audit fees billed by Deloitte for services rendered to the Adviser for the fiscal year ended October 31, 2016 for the fiscal year ended October 31, 2017 were $0 and $0, respectively.

Principal Accountant’s Independence

The Audit Committee of the Fund did consider whether the provision of the specific non-audit services billed to the Adviser were compatible with maintaining the principal accountant’s independence. In doing so, the Audit Committee principally relied on Deloitte’s representation that they were independent in providing those services.

The Investment Adviser and Administrator

Miller/Howard Investments, Inc. is the Fund’s investment adviser. Miller/Howard, a corporation organized under the laws of the State of Delaware, is located at 10 Dixon Avenue, Woodstock, NY 12498. Lowell G. Miller, a portfolio manager of the Fund, the chairman of the Board and Miller/Howard’s Chief Investment Officer, is a control person of Miller/Howard through his ownership interest in Miller/Howard. Upon the consummation of the ESOP Conversion, it is expected that the ESOP will be a control person of Miller/Howard through its ownership of Miller/Howard.

U.S. Bancorp Fund Services LLC is the administrator for the Fund, and its business address is 777 E. Wisconsin Avenue, Milwaukee, WI 53202

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on a review of the reports filed with the SEC and upon representations that no applicable forms were required to be filed pursuant to Section 16(a) of the Exchange Act, the Fund believes that during the fiscal year ended October 31, 2017, its officers and Trustees complied with all applicable Section 16(a) filing requirements.

Cost of the Proxy Statement

The Adviser or an affiliate will bear the expenses incurred with drafting, printing, mailing, filing and soliciting this Proxy Statement. These costs are estimated to be approximately $135,000, approximately $60,000 of which relate to the solicitation of proxies.

Broker Non-Votes and Abstentions

With respect to Proposal 1, the Fund understands that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a new investment advisory contract and other material matters. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to Proposal 1. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on Proposal 1 will be deemed to be an instruction to vote such shares in favor of the applicable proposal.

With respect to Proposal 1, abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter. Abstentions and broker non-votes will have the effect of a vote against Proposal 1.

With respect to Proposal 2, the affirmative vote of a plurality of votes cast for the Class III Nominees by the holders entitled to vote is necessary for the election of the Class III Nominees. For the purpose of Proposal 2, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of the Fund’s quorum.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Annual Report for the period ending October 31, 2018.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Communications with Board

Shareholders may mail written communications to the Fund’s Board, to committees of the Board or to specified individual Trustees in care of the Secretary of the Miller/Howard High Income Equity Fund, P.O. Box 549, Woodstock, NY 12498. All shareholder communications received by the Secretary will be forwarded promptly to the Board, the Board’s committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

Persons to be Named as Proxies

The Board has named Dana C. Troxell, Jr. and Paul Brook to serve as proxies (with full power of substitution) who are authorized to vote shares of the Fund owned by record shareholders.

SHAREHOLDER PROPOSALS

Any shareholder desiring to present a proposal for inclusion in the Fund’s proxy materials for the 2019 annual meeting of shareholders of the Fund must submit the proposal in writing, so that it is received by the Fund no earlier than March 25, 2019 and no later than April 24, 2019.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

_______________, 2018

Miller/Howard Investments, Inc.

10 Dixon Avenue

Woodstock, NY 12498

Dear Sir/Madam:

Miller/Howard High Income Equity Fund (the “Fund”), a statutory trust organized under the laws of the state of Delaware, confirms its investment advisory agreement with Miller/Howard Investments, Inc. (the “Investment Advisor”), as follows:

1. Investment Description; Appointment

(a)	Investment Description. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund will invest and reinvest its assets in accordance with the investment objective, policies and limitations specified in its Amended and Restated Agreement and Declaration of Trust, as amended from time to time (the “Declaration of Trust”), and in its Registration Statement filed with the Securities and Exchange Commission (the “SEC”) on Form N-2 under the 1940 Act (as from time to time in effect, the “Registration Statement”), as the Fund may periodically amend such investment objective, policies and limitations. Copies of the Declaration of Trust and the Registration Statement in their form on the date hereof have been submitted to the Investment Advisor.

(b)	Appointment of Investment Advisor. The Investment Advisor is engaged to provide investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). The Fund desires to employ and hereby appoints the Investment Advisor to act as the investment adviser of the Fund and to furnish the investment advisory services described below, subject to the policies of, review by, and overall control of the Board of Trustees of the Fund (the “Board of Trustees,” and each trustee, a “Trustee”), for the period and on the terms and conditions set out in this Agreement. The Investment Advisor accepts such appointment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations set out in this Agreement for the compensation provided for in this Agreement. The Investment Advisor for all purposes in this Agreement shall be deemed to be an independent contractor and, unless otherwise expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. Nothing contained in this Agreement shall be construed to restrict the Fund’s right to hire its own employees or to contract for administrative services to be performed by third parties, including but not limited to, the calculation of the net asset value of the Fund’s common shares of beneficial interest (the “shares”).

2. Duties of the Investment Advisor

(a)	Basic Services

(1)	The Investment Advisor shall perform, or arrange for its affiliates or third party vendors to perform, the services necessary for the investment operation of the Fund. The Investment Advisor shall provide the Fund with office space, facilities, equipment, officers and certain clerical personnel (which may be its own). The Investment Advisor, also on behalf of the Fund, shall supervise and coordinate with administrators, fund accountants, custodians, depositories, transfer agents, pricing agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable.

(2)	The Investment Advisor shall authorize and permit any of its principals, officers and employees who may be elected or appointed as Trustees or officers of the Fund to serve in the capacities in which they are elected or appointed. Services to be furnished by the Investment Advisor under this Agreement may be furnished through the medium of any of such principals, officers, or employees. The Investment Advisor generally shall monitor the Fund’s compliance with investment policies and restrictions as set out in filings made by the Fund under the federal securities laws. The Investment Advisor shall make reports to the Board of Trustees of its performance of obligations under this Agreement and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as the Fund determines from time to time to be desirable.

(b)	Investment Advisory Services. Subject to the supervision, direction and approval of the Board of Trustees, the Investment Advisor shall conduct a continual program of investment, evaluation, sale, and reinvestment of the Fund’s assets. The Investment Advisor is authorized, in its sole discretion, to: (i) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Fund; (ii) make investment decisions for the Fund; (iii) place purchase and sale orders for portfolio transactions on behalf of the Fund, lend securities and manage otherwise uninvested cash assets of the Fund; (iv) arrange for the pricing of Fund securities; (v) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Investment Advisor’s management of the assets of the Fund (in such respect, and only for this limited purpose or to the extent expressly stated elsewhere in this Agreement, the Investment Advisor will act as the Fund’s agent and attorney-in-fact); (vi) employ professional portfolio managers and securities analysts who provide research services to the Fund; (vii) exercise all voting rights in respect of the Fund’s assets; (viii) process and respond to class action lawsuits relating to the portfolio securities of the Fund and any proceeds to the Fund from such lawsuits; and (ix) make decisions with respect to the use by the Fund of borrowing for leverage or other investment purposes. The Investment Advisor shall in general take such action as is appropriate to effectively manage the Fund’s investment practices. In addition:

(1)	The Investment Advisor shall maintain and preserve the records specified in Section 13 of this Agreement and any other records related to the Fund’s transactions as are required under any applicable state or federal securities law or regulation including the 1940 Act, the 1934 Act, and the Advisers Act.

(2)	The Investment Advisor shall comply with any procedures provided from time to time to the Investment Advisor by the Fund. The Investment Advisor shall notify the Fund as soon as reasonably practicable upon detection of any material breach of such procedures.

(3)	The Investment Advisor shall maintain a written code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Fund, and shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Investment Advisor shall follow such Code of Ethics in performing its services under this Agreement.

(4)	The Investment Advisor shall manage the Fund’s assets in accordance with the Fund’s investment objective and policies as adopted by the Fund from time to time. The Investment Advisor also shall manage the investments of the Fund in a manner consistent with any and all applicable investment restrictions (including diversification requirements) contained in the 1940 Act and the rules under the 1940 Act, any SEC order issued to the Fund, and any applicable state securities law or regulation.

 3. Information and Reports

The Investment Advisor shall keep the Fund informed of developments relating to the Investment Advisor’s duties as investment adviser of which the Investment Advisor has, or should have, knowledge that would materially affect the Fund.  In this regard, the Investment Advisor shall provide the Fund and its officers with such periodic reports concerning the obligations the Investment Advisor has assumed under this Agreement as the Fund may from time to time reasonably request.  The Investment Advisor shall certify quarterly to the Fund that it and its “Advisory Persons” (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Investment Advisor has done to seek to ensure such compliance in the future.  The Investment Advisor shall annually furnish to the Fund a written report, which complies with the requirements of Rule 17j-1, concerning the Investment Advisor’s Code of Ethics.  Upon written request of the Fund with respect to violations of the Code of Ethics directly affecting the Fund, the Investment Advisor shall permit representatives of the Fund to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.  The Investment Advisor shall provide the Fund with any information reasonably requested regarding the Investment Advisor’s management of the Fund required for any shareholder report or amended registration statement to be filed by the Fund with the SEC.

4. Standard of Care

The Investment Advisor shall exercise its best judgment, act in good faith, use reasonable care and act in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement.  The Investment Advisor will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under this Agreement.  As used in this Section 4, the term “Investment Advisor” will include any affiliates of the Investment Advisor performing services for the Fund contemplated by this Agreement and principals, officers and employees of the Investment Advisor and of such affiliates.

5. Investment Advisor’s Duties Regarding Fund Transactions

(a)	Placement of Orders. The Investment Advisor shall take all actions that it considers necessary to implement the investment policies of the Fund, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Fund with brokers or dealers the Investment Advisor, in its sole discretion, selects. To that end, the Investment Advisor is authorized as the Fund’s agent to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash for the Fund’s account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Investment Advisor is subject to the supervision of the Board of Trustees and is directed at all times to seek to obtain best execution and price within any policy guidelines adopted by the Fund, as may be amended from time to time, and is subject to provisions (b), (c) and (d) of this Section 5.

(b)	Selection of Brokers and Dealers. Consistent with any policy guidelines adopted by the Fund, in the selection of brokers and dealers to execute portfolio transactions, the Investment Advisor is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Investment Advisor believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Investment Advisor is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Investment Advisor a higher commission than that charged by other brokers and dealers if the Investment Advisor determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of the Investment Advisor’s overall responsibilities with respect to the Fund and to any other client accounts or portfolios that the Investment Advisor advises.

(c)	Soft Dollar Arrangements. On an ongoing basis, but not less often than annually, the Investment Advisor shall identify and provide a written description to the Board of Trustees of all “soft dollar” arrangements that the Investment Advisor maintains with respect to the Fund or with brokers or dealers that execute transactions for the Fund, and of all research and other services provided to the Investment Advisor by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer.

(d)	Aggregated Transactions. On occasions when the Investment Advisor deems the purchase or sale of a security or other financial instrument to be in the best interests of both the Fund and other client accounts or portfolios that the Investment Advisor manages, the Investment Advisor is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by the Fund with similar orders being made on the same day for other client accounts or portfolios that the Investment Advisor manages. When an order is so aggregated, the Investment Advisor may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or the transaction is effected on a basis that the Investment Advisor reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients, subject at all times to any allocation policies and procedures of the Fund. The Investment Advisor and the Fund recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Fund.

6. Compensation

For the services rendered by the Investment Advisor under this Agreement, the Fund shall pay to the Investment Advisor at the end of each calendar month a management fee at the annual rate of 1.00% of the Fund’s Average Weekly Managed Assets.  ”Average Weekly Managed Assets” with respect to a particular month means the average of the values of each weekly calculation of the Managed Assets of the Fund that takes place as of any date during that month.  ”Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies. To the extent applicable, the Fund and the Investment Advisor understand and acknowledge that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund’s Average Weekly Managed Assets.  The management fee for the period from the Effective Date (defined in Section 11(a)) of this Agreement to the end of the month during which the Effective Date occurs will be prorated according to the proportion that such period bears to the full monthly period.  Upon any termination of this Agreement before the end of a month, the management fee for such part of that month will be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement.  For the purpose of determining management fees payable to the Investment Advisor, the value of the Fund’s Managed Assets will be computed at the times and in the manner specified from time to time by the Board of Trustees.

7. Expenses

(a)	The Investment Advisor. Except as may otherwise be provided in Section 7(b) of this Agreement, the Investment Advisor shall: (i) provide the staff and personnel necessary to perform its investment advisory services under this Agreement, assume and pay or cause to be paid all expenses incurred in connection with the maintenance of such staff and personnel, and, at its own expense, provide the office space, facilities, equipment and personnel that it is obligated to provide under this Agreement; and (ii) pay, or cause affiliates to pay, compensation of all officers of the Fund and all Trustees of the Fund who are employees of the Investment Advisor and interested persons of the Fund. As provided in Section 7(b), the Fund shall bear a pro rata portion of the compensation of the Fund’s Chief Compliance Officer and of personnel of the Investment Advisor who perform shareholder servicing functions, such pro rata portion to be supported by detail provided to the Board of Trustees.

(b)	The Fund. The Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, interest, taxes, banking fees, expenses of legal services, expenses of the auditing and other services of its independent registered public accounting firm, stock exchange listing fees, the costs of shareholder meetings and of preparing, printing, mailing proxy statements and soliciting proxies, costs of printing share certificates (if any) and shareholder reports, charges of the Fund’s custodian, administrator and fund accountant, charges of the transfer agent and dividend disbursing agent, charges of any provider of shareholder services and market support to the Fund, SEC fees, fees of Trustees who are not interested persons of the Fund, expenses of the Trustees, accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, the Fund’s pro rata portion of its Chief Compliance Officer’s compensation, fidelity bond coverage for the Fund’s officers, Trustees and officers liability policy, expenses of qualifying the Fund for sale in various states, expenses and the Fund’s pro rata portion of the compensation of personnel of the Investment Advisor who perform shareholder servicing functions, litigation and other extraordinary or non recurring expenses, expenditures incurred upon the termination of the Fund, and other expenses properly payable by the Fund including fees payable to the Fund’s various service providers. Such expenses also will include expenses of any action, suit or other proceedings in which or in relation to which, among others, the Investment Advisor or any Trustee is entitled to indemnity by the Fund. The Fund also will be responsible for all commissions and other costs of portfolio transactions and any extraordinary expenses which may be incurred by the Fund from time to time.

 8. Indemnity

(a)	Indemnity. The Fund hereby agrees to indemnify the Investment Advisor and each of the Investment Advisor’s directors, officers, employees, and agents (including any individual who serves at the Investment Advisor’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being referred to herein as “disabling conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such Indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of the Fund. Notwithstanding the foregoing the Fund shall not be obligated to provide any such indemnification to the extent such provision would waive any right which the Fund cannot lawfully waive.

(b)	Advances. The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that he is entitled to such indemnification and if the Board of Trustees determines that the facts then known to it would not preclude indemnification. In addition, at least one (1) of the following conditions must be met: (A) the Indemnitee shall provide a security for his undertaking, (B) the Fund shall be insured against losses arising by reason of any lawful advances, or (C) a majority of Trustees of the Fund who are neither interested persons of the Fund nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

(c)	Determinations. All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnitee is not liable by reason of disabling conduct, or (2) in the absence of such a decision, by (i) a majority vote of the Disinterested Non-Party Trustees, or (ii) if a majority vote of such Disinterested Non-Party Trustees so directs, independent legal counsel in a written opinion.

(d)	Rights not exclusive. The rights accruing to any Indemnitee under this Section 7 shall not exclude any other right to which he may be lawfully entitled.

 9. Services to Other Companies or Accounts

The Fund understands that the Investment Advisor and its affiliates now act, will continue to act and may act in the future as investment manager, adviser, general partner or managing member to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies, including, but not limited to, offshore entities or private accounts.  The Fund has no objection to the Investment Advisor and its affiliates so acting, so long as, whenever the Fund and one or more other investment companies or accounts managed or advised by the Investment Advisor and its affiliates have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula reasonably believed to be equitable to each such company and account and in accordance with such allocation policies and procedures as may be adopted by the Fund from time to time.  The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund.  The Fund understands that the persons employed by the Investment Advisor to assist in the performance of the Investment Advisor’s duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Investment Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.  This Agreement will not in any way limit or restrict the Investment Advisor or any of its affiliates, principals, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, so long as such activities do not adversely affect or otherwise impair the performance by the Investment Advisor of its duties and obligations under this Agreement.

10. Custody

Nothing in this Agreement will require the Investment Advisor to take or receive physical possession of cash, securities, or other investments of the Fund.

11. Term, Termination, and Amendment of Agreement

(a)	Term. This Agreement shall not become effective unless and until it is approved by the Board of Trustees, including a majority of trustees who are not parties to the Agreement or interested persons of any such party and by the vote of a majority of the outstanding shares of the Fund. This Agreement shall come into full force and effect on the date above first written (the “Effective Date”), subject to its prior approval by the Board of Trustees and Fund shareholders (as required by the 1940 Act). Unless terminated in accordance with its terms, this Agreement will continue for an initial two-year term and, after that initial two-year term, for one-year terms so long as such continuance is specifically approved at least annually as required by the 1940 Act.

(b)	Termination. This Agreement may be terminated, without penalty, on sixty (60) days’ prior written notice by: (i) the Board of Trustees; (ii) vote of holders of a majority of the outstanding shares of the Fund; or (iii) the Investment Advisor. This Agreement also will terminate automatically in the event of its assignment, except that to the extent consistent with the Advisers Act and the 1940 Act, without the notice to or consent of the Fund, the Investment Advisor may be reconstituted or reorganized into any other form of business entity.

(c)	Amendment. This Agreement may be amended in writing by mutual consent and in conformity with the requirements of the 1940 Act and the rules under the 1940 Act.

12. Cooperation with Regulatory Authorities or Other Actions

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

13. Records

(a)	Maintenance of Records. The Investment Advisor undertakes and agrees to maintain, or cause to be maintained, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Fund pursuant to the 1940 Act with respect to the Investment Advisor’s responsibilities under this Agreement for the Fund (the “Fund’s Books and Records”).

(b)	Ownership of Records. The Investment Advisor agrees that the Fund’s Books and Records are the Fund’s property and agrees to surrender promptly to the Fund the Fund’s Books and Records upon the request of the Fund. The Investment Advisor may, however, retain copies of the records at its own cost. The Fund’s Books and Records shall be made available, promptly upon request, to the Fund’s accountants or auditors during regular business hours at the Investment Advisor’s offices. The Fund or its authorized representatives will have the right to copy any records in the Investment Advisor’s possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund’s Books and Records shall be returned to the Fund. The Investment Advisor agrees that the policies and procedures it has established for managing the Fund, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management and operation of the Fund, shall promptly be made available for inspection by the Fund or its authorized representatives upon reasonable written request.

14. Conflicts with Fund’s Governing Documents and Applicable Laws

Nothing contained in this Agreement will be deemed to require the Fund to take any action contrary to the Fund’s Declaration of Trust or by-laws, as they may be amended and/or restated from time to time, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Fund.

15. Governing Law

This Agreement shall be governed by, construed under and interpreted and enforced in accordance with the laws of the state of New York, without regard to principles of conflicts of laws.

16. Severability

If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected as a result.  In the event that the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision may be deemed to incorporate the effect of such rule, regulation or order.

17. Definitions

The terms “assignment” and “interested person,” when used in this Agreement, have the respective meanings specified in Section 2(a) of the 1940 Act and the rules under the 1940 Act.  The term “majority of the outstanding shares” as used in this Agreement means the lesser of (a) sixty-seven percent (67%) or more of the voting shares present at a meeting if more than fifty percent (50%) of the Fund’s outstanding voting shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding voting shares.

18. Limitation of Liability of the Fund and the Shareholders

None of the Trustees, officers, agents or shareholders of the Fund will be personally liable under this Agreement.  All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund, as none of the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

19. Use of Name

The name “Miller/Howard High Income Equity Fund” is the designation of the Fund for the time being under this Agreement and the Declaration of Trust.  The Fund may use any name that includes the word “Miller/Howard” or “Miller” or “Howard” only for so long as this Agreement or any other agreement between the Investment Advisor or any other affiliate of the Investment Advisor and the Fund or any extension, renewal or amendment of this Agreement or such other agreement remains in effect, including any similar agreement with any organization that succeeds to the Investment Advisor’s business as investment adviser.  At such time as such an agreement is no longer be in effect, the Fund shall (to the extent that it lawfully can) cease to use such name or any other name indicating that it is advised by or otherwise connected with the Investment Advisor or any organization that has succeeded to the Investment Advisor’s business.

20. Counterparts

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

[signature page follows]

If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy.

Very truly yours,

MILLER/HOWARD HIGH INCOME EQUITY FUND

By:

Name:

Title:

Agreed to and accepted:

MILLER/HOWARD INVESTMENTS, INC.

By:

Name:

Title:

APPENDIX A

AUDIT COMMITTEE CHARTER FOR
MILLER/HOWARD HIGH INCOME EQUITY FUND

Committee Membership

The Audit Committee (the “Committee”) shall be composed of a chairperson who shall be an independent trustee appointed by the Board of Trustees as recommended by the Nominating Committee. New members of the Committee shall be appointed by the Board of Trustees as recommended by the Nominating Committee.

No member of the Audit Committee shall accept any consulting, advisory or other compensatory fees from the Trust (other than fees for services on the Board or committee thereof) or management of the Trust, or have any other relationship to the Trust that may interfere with the exercise of such person’s independence from the Trust and management of the Trust.

To the extent required by law, the Audit Committee shall determine whether at least one member of the Audit Committee is a “financial expert” as defined by the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Sarbanes-Oxley Act of 2002. No member determined to be a financial expert shall have any greater role or duty than the other members of the Audit Committee.

The Audit Committee shall meet at least twice a year and is empowered to hold special meetings as circumstances require. The Chairman will establish an agenda for each meeting. The Chairman may invite Trust officers and other interested parties to participate in meetings. The Audit Committee, in its discretion, may meet in executive session outside the presence of Trust officers and other parties.

A majority of the Audit Committee’s members will constitute a quorum.

Committee Functions

The Committee shall (i) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversee the quality and objectivity of the financial statements of the series of the Trust (the “Funds”) and the independent audit thereof, (iii) ascertain the independence of the Funds’ independent auditors, and (iv) act as a liaison between the Funds’ independent auditors and the full Board. The Committee shall have unrestricted access to the Board, independent auditors, outside counsel, investment adviser, administrator, distributor, custodian, pricing agents, management and other service providers to the Trust.

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

The Committee shall be directly responsible for the selection, retention, compensation and termination of the Funds’ independent auditing firm based on an evaluation of that firm’s independence and the nature and performance of audit services and other services1.

The Committee shall consider the qualifications and independence of the Funds’ independent accountants. The Committee shall review appropriate information including, with out limitation, public records regarding the Funds’ independent accountants on file with the Public Company Accounting Board2.

The Committee shall require that the independent auditors for the Funds submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent auditors and the Funds, consistent with Independence Standards Board Standard No. 1, and to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of such auditors and, if deemed appropriate by the Audit Committee, to recommend that the Board take appropriate action in response to the report of such independent auditors to satisfy itself of the independence of such auditors.

[1]	The selection of the Funds’ independent auditors must be approved by a vote of a majority of the Funds’ Trustees who are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended.

[2]	The Funds’ independent auditing firm must be registered with the Public Company Accounting Oversight Board in accordance with Section 102 of the Sarbanes-Oxley Act.

The Committee shall meet with the Funds’ independent auditors, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss those matters required by Statement of Accounting Standard Nos. 61 and 90 relating to the Funds’ financial statements, including, without limitation, any adjustment to such financial statements recommended by the independent auditors, or any other results of such audit(s); (iii) to consider the auditor's comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management's responses thereto; (iv) to review with the Funds’ independent auditors and make any recommendations to management it believes necessary or appropriate with respect to the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing those controls and procedures; and (v) to review the form of opinion the auditors propose to render to the Board and shareholders.

The Committee shall receive and review reports by the Funds’ independent auditors regarding (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (iii) other material written communications between the independent auditors and Fund management, such as any management letter or schedule of unadjusted differences.

The Committee shall pre-approve all audit services to be provided to the Funds by the Funds’ independent auditors.

The Committee shall receive and review specific representations from the Funds’ independent auditors with respect to the independence of such auditors, audit partner rotation, and conflicts of interest described in Section 10A(1) of the Securities Exchange Act of 1934, and to consider whether the provisions of any non-audit services by the independent auditors is compatible with maintaining the independence of those auditors.

The Committee shall review and discuss the Funds’ audited financial statements with Fund management.

The Committee shall receive and review reports from the Funds’ principal executive officer, principal financial officer and chief compliance officer, or persons performing similar functions, regarding (i) all significant deficiencies in the design or operation of Fund internal controls that could adversely affect the Funds’ ability to record, process, summarize, and report financial data; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Funds’ internal controls; and (iii) whether or not there were significant changes in the Funds’ internal controls or in other factors that could significantly affect the Funds’ internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Committee shall review legal and regulatory matters presented by legal counsel and the Funds’ independent auditors that may have a material impact on the Funds’ financial statements. The Committee shall review with the independent auditors, Fund management and the investment adviser any “illegal act,” as defined in Section 10A of the 1934 Act and required by that statute to be reported to the Committee, or other significant issues that could have a material effect on the Funds’ financial statements.

With the advice of legal counsel and the independent auditors, as appropriate, the Committee shall promptly develop a recommendation to Fund management and the investment adviser designed to remedy any “illegal acts” or other significant matters brought to the attention of the Committee.

The Committee shall perform such other functions consistent with this Charter, the Trust’s Declaration of Trust, By-laws, and applicable law, as the Audit Committee or the Board deems necessary and appropriate.

Other Powers and Responsibilities

The Committee shall maintain minutes of its meetings. Minutes of all meetings of the Committee shall be submitted to the Board. The Committee will make available to the Board, upon request, all information considered in reaching its decisions.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel for the independent trustees and other experts or consultants at the expense of the Funds.

The Committee shall review this Charter as it deems appropriate and recommend any changes to the Board of Trustees.

Adopted: October 28, 2014

APPENDIX B

NOMINATING COMMITTEE CHARTER
FOR MILLER/HOWARD HIGH INCOME EQUITY FUND

Committee Membership

The Nominating Committee (the “Committee”) shall be composed of a chairperson who shall be an independent Trustee appointed by the Board of Trustees as recommended by the Nominating Committee. New members of the Committee shall be appointed by the Board of Trustees as recommended by the Nominating Committee.

Committee Functions

The Committee shall make nominations for independent Trustee membership on the Board. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Fund's manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940 and the NYSE rules. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act and the NYSE rules that might impair independence, e.g., business, financial or family relationships with managers or service providers. The Committee shall have unrestricted access to the Board of Trustees, independent auditors, outside counsel, investment adviser, administrator, distributor, custodian, pricing agents, management and other service providers to the Trust.

The Committee shall review the nominations for “interested persons” (as determined in accordance with Section 2(a)(19) of the Investment Company Act of 1940) to the board of Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and may consider nominees recommended by shareholders, other Board members, Fund management, Fund counsel and other service providers.

Recommendations by shareholders must be submitted in writing to the Secretary of the Funds. Any shareholder recommendation of candidates must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Nominating Committee. In evaluating a candidate recommended by a shareholder, the Nominating Committee, in addition to other factors, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders.

The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board.

The Committee, in order to safeguard integrity and promote good governance of the Fund the Committee shall elect an independent lead trustee.

The Committee recognizes that diversity – inclusive of gender and race is beneficial to a well-functioning Board. Accordingly and as a matter of policy and intention, the Fund will require that diverse candidates be included in every pool from which Trustees are chosen.

Other Powers and Responsibilities

The Committee shall maintain minutes of its meetings. Minutes of all meetings of the Committee shall be submitted to the Board. The Committee will make available to the Board, upon request, all information considered in reaching its decisions.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel for the independent Trustees and other experts or consultants at the expense of the Fund.

The Committee shall review this Charter as it deems appropriate and recommend any changes to the Board of Trustees.

Approved: October 28, 2014

Amended: June 14, 2016

Miller/Howard

HIGH INCOME EQUITY FUND

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

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2. **ONLINE** at **proxyonline.com** using your proxy *voting number* found below

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CONTROL NUMBER ⇨ **12345678910**

Miller/Howard High Income Equity Fund

The undersigned, revoking prior proxies, hereby appoints Dana C. Troxell, Jr. and Paul Brook, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Annual Meeting of Shareholders of the Miller/Howard High Income Equity Fund (the "Fund") to be held at the offices of Miller/Howard Investments, Inc., 10 Dixon Avenue, Woodstock NY 12498, on October 16, 2018 at 2:00 p.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR CONSIDERATION BY SHAREHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON October 16, 2018. The Proxy Statement is also available at www.proxyonline.com/docs/MillerhowardFT.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Miller/Howard High Income Equity Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

The Board of Trustees of the Trust recommends that you vote FOR the proposal.

	FOR	AGAINST	ABSTAIN
PROPOSALS:			
1. To approve a new investment advisory agreement between the Fund and Miller/Howard Investments, Inc.	○	○	○

	FOR	WITHHOLD
2. To elect two (2) Class III Trustees to the Board of Trustees of the Fund to serve a three (3) year term expiring in 2021:		
a. Charles I. Leone	○	○
b. Lowell G. Miller	○	○

REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

THANK YOUR CONSIDERATION AND VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]